SUPPLEMENT DATED MAY 29, 2014
to

PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY III

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM,
FUTURITY SELECT SEVEN, FUTURITY FOCUS II, FUTURITY SELECT FOUR
AND FUTURITY ACCOLADE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved a proposal to reorganize the following MFS Variable Insurance Trust II Portfolios (each an “Acquired Fund”) into the corresponding Series(each, an “Acquiring Fund”) of the MFS Variable Insurance Trust I listed in the table below. The Acquiring Funds will be added as investment options under your Contract immediately prior to the reorganization.

Acquired Fund		Acquiring Fund
MFS® Utilities Portfolio	to reorganize into	MFS® Utilities Series
MFS® New Discovery Portfolio	to reorganize into	MFS® New Discovery Series

Each of the reorganizations identified in the table above is subject to approval by shareholders at a shareholder’s meeting expected to be held in July, 2014.

If shareholders approve the proposal, all of the assets and liabilities of each Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of an Acquired Fund will receive shares of the corresponding Acquiring Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futuritys/Selects (US)                                                                                                                                          5/2014